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                                                  Filed Pursuant to Rule 497(c)
                                                        SEC File No. 333-133671

                      Supplement Dated October 3, 2018 to
                    Supplement Dated April 30, 2018 to the
                      Prospectus Dated April 27, 2008 for
   Group Variable Universal Life Insurance Policies and Certificates (Morgan
                              Stanley) issued by
     Metropolitan Life Insurance Company ("we", "us" or "our") through its
              Paragon Separate Account B (the "Separate Account")

This supplement updates the prospectus for the Group Variable Universal Life Insurance Policies and Certificates listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

The Board of Trustees of the Morgan Stanley Variable Insurance Series approved a Plan of Liquidation (the "Liquidation") with respect to the Morgan Stanley European Equity Portfolio (the "Portfolio"). The Portfolio will be liquidated on October 19, 2018. As a result of the Liquidation, the Portfolio will no longer be an available option for investment of net premium and Cash Value. Any assets in the Portfolio on the date of Liquidation will be transferred to the Brighthouse Funds Trust II - BlackRock Ultra-Short Term Bond Portfolio. On and after October 22, 2018, any new premium or transfers to the Portfolio will be allocated to the BlackRock Ultra-Short Term Bond Portfolio.

Please contact our Customer relations Specialists at 1-800-756-0124 Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time should you have any questions with regard to the Liquidation or your GVUL insurance.